Exhibit 10.4

FIRST AMENDMENT

First Amendment dated as of December 16, 2009 (this “First Amendment”) relates to the Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005 (as modified or supplemented from time to time, the “Security Agreement”), between Navistar Financial Corporation, a Delaware Corporation (“Navistar Financial”) and Deutsche Bank Trust Company Americas, a banking corporation duly organized and existing under the laws of the State of New York (the “Trustee”), acting individually and as trustee for the holders of the Secured Obligations.

WITNESSETH

WHEREAS, Navistar Financial and Navistar Financial, S.A. De C.V., Sociedad Financiera De Objecto Multiple, Entidad No Regulada (together with Navistar Financial, the “Borrowers”), the Lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent, are entering into an Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2009 Credit Agreement”) on the date hereof;

WHEREAS, pursuant to the 2009 Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Required Secured Parties have consented to Navistar Financial and the Trustee entering into this First Amendment; and

WHEREAS, in connection with, and as a condition to the initial extensions of credit under the 2009 Credit Agreement, Navistar Financial has agreed to enter into this First Amendment;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Security Agreement or the 2009 Credit Agreement, as applicable.

Section 2. Amendments.

(a) The definition of “Credit Agreement” in Section 1.01 of the Security Agreement shall be amended in its entirety to read as follows:

“Credit Agreement” means the Amended and Restated Credit Agreement, dated as of December 16, 2009 among Navistar Financial Corporation, a Delaware corporation and Navistar Financial, S.A. De C.V., Sociedad Financiera De Objecto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders parties thereto, JPMorgan Chase Bank, N.A. as administrative agent, Bank of America, N.A. as syndication agent, and The Bank of Nova Scotia, as documentation agent, as amended, supplemented or otherwise modified from time to time.

(b) The definition of “International” in Section 1.01 of the Security Agreement shall be amended in its entirety to read as follows:

“International” means Navistar Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation.

(c) The definition of “Receivable” in Section 1.01 of the Security Agreement shall be amended such that (i) the two references to “2004” shall be deleted and replaced with “2008” and (ii) the reference to “Deloitte & Touche” shall be deleted and replaced with “KPMG”.

(d) The definition of “Retail Receivables” in Section 1.01 of the Security Agreement shall be amended such that (i) the two references to “2004” shall be deleted and replaced with “2008” and (ii) the reference to “Deloitte & Touche LLP” shall be deleted and replaced with “KPMG”.

(e) The definition of “2004 Annual Report” in Section 1.01 of the Security Agreement shall be amended in its entirety to read as follows:

“2008 Annual Report” means Navistar Financial’s 2008 Annual Report on Form 10-K for the fiscal year ended October 31, 2008, in the form delivered to the Lenders prior to the date hereof.

(f) The definition of “Wholesale Receivables” in Section 1.01 of the Security Agreement shall be amended such that (i) the two references to “2004” shall be deleted and replaced with “2008” and (ii) the reference to “Deloitte & Touche LLP” shall be deleted and replaced with “KPMG”.

(g) Section 1.01 of the Security Agreement shall be amended by inserting in appropriate alphabetical order:

“KPMG” means KPMG LLP.

“Intercreditor Agreement” has the meaning specified in the Credit Agreement.

“Loan Documents” has the meaning specified in the Credit Agreement.

(h) Section 2.01 of the Security Agreement is hereby amended by deleting the period at the end of the first sentence and adding the following proviso at the end of such sentence:

; provided, further, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of a security interest in the

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equity interests of Servicios Corporativos NFC, S.A. de C.V., a Mexican corporation (“Servicos”), or a pledge of such ownership interests, the certificates representing Navistar Financial’s ownership interests in Servicios, to the extent held by the Trustee, shall be returned to Navistar Financial on or promptly following the date hereof.

(i) Section 2.07 of the Security Agreement shall be amended by adding thereto a new clause (c) reading in its entirety as follows:

(c) Navistar Financial shall not designate any proposed or existing Indebtedness or other obligations (other than any Secured Interest Rate Agreement) as an Additional Secured Obligation for purposes hereof on or after December 16, 2009.

(k) Section 4.07(a) of the Security Agreement shall be amended such that the reference to “Deloitte & Touche LLP” in the first sentence of the second to last paragraph in Section 4.07(a) shall be deleted and replaced with “KPMG”.

(l) Section 4.13(b)(ii) of the Security Agreement shall be amended such that (i) the two references to “2004” shall be deleted and replaced with “2008” and (ii) the reference to “Deloitte & Touche LLP” shall be deleted and replaced with “KPMG”.

(m) A new Section 7.14 shall be added to the Security Agreement:

SECTION 7.14. Intercreditor Agreement. The Trustee agrees to act as agent on behalf of the Administrative Agent and the Lenders under the Intercreditor Agreement and to take such actions on the Administrative Agent’s and Lenders’ behalf and to exercise such powers as are delegated to it or at the written direction of the Administrative Agent (provided that the Administrative Agent shall provide the Trustee with a Certificate setting forth the names of individuals and titles of officers authorized at such time to take specified actions pursuant to the Intercreditor Agreement) by the terms of the Intercreditor Agreement, together with such actions and powers as are reasonably incidental thereto, it being understood that in so acting the Trustee shall be entitled to the protections and benefits of Article VII.

(n) A new Section 9.11 shall be added to the Security Agreement:

SECTION 9.11. Notwithstanding anything to the contrary contained in this Agreement, the Liens, security interests and rights granted pursuant to this Agreement or any other Loan Document shall be as set forth in, and subject to the terms and conditions of (and the exercise of any right or remedy by the Administrative Agent (or by the Trustee on behalf of the Administrative Agent) hereunder or thereunder shall be subject to the terms and conditions of), the Intercreditor Agreement. In the event of any conflict between this Agreement or any other Loan Document and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the

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Administrative Agent (or by the Trustee on behalf of the Administrative Agent) hereunder or under any other Loan Document shall be exercised by the Administrative Agent (or by the Trustee on behalf of the Administrative Agent), and no direction shall be given by the Administrative Agent (or by the Trustee on behalf of the Administrative Agent) in contravention of the Intercreditor Agreement.

Section 3. Effectiveness. This First Amendment shall become effective upon (i) its execution and delivery by Navistar Financial and the Trustee and (ii) the 2009 Credit Agreement becoming effective in accordance with its terms.

Section 4. Representations and Warranties. Navistar Financial hereby represents and warrants that each of the representations and warranties contained in Article III of the Security Agreement shall be, after giving effect to this First Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date).

Section 5. Continuing Effect of Operative Documents. Except as expressly set forth herein, this First Amendment shall not constitute an amendment or waiver of any provision of the Security Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Secured Party that would require a waiver or consent. Except as expressly amended, modified and supplemented hereby, the provisions of the Security Agreement are and shall remain in full force and effect in accordance with its terms.

Navistar Financial shall provide complete and updated schedules to the Security Agreement, including: Schedule A - Permitted Receivables Sale Agreements, Schedule B - List of Collection Banks, Lock-boxes, Suspense Accounts and Collection Accounts, Schedule C - List of Proceeds Account Banks and Proceeds Deposit Accounts, Schedule D - Subsidiaries and Capitalization and Schedule E - Instruments as of recent date. Such Schedules shall replace the existing Schedules A-E in their respective entireties.

Section 6. Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have signed this First Amendment as of the date first above written.

NAVISTAR FINANCIAL CORPORATION

By	/s/ Bill McMenamin
Title: Vice President, CFO & Treasurer
425 N. Martingale Road Schaumburg, IL 60173 Telecopy number: (630) 753-4420 Attention: Treasurer

Copies of notices should be sent to each of the following: Navistar Financial Corporation 425 N. Martingale Road Schaumburg, IL 60173 Telecopy number: (708) 734-4090 Attention: General Counsel

Navistar Inc. 4201 Winfield Road Warrenville, IL 60555-4025 Telecopy number: Attention: Treasurer

[Signature Page to Security Agreement First Amendment]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By Deutsche Bank National Trust Company

By	/s/ Irina Golovashchuk
Title: Assistant Vice President

By	/s/ Kenneth Ring
Title: Vice President

Deutsche Bank Trust Company Americas

Trust & Security Services

60 Wall Street

New York, NY 10005

Telecopy number: 732-578-4695

Attention: Irina Golovashchuk

Copies of notices should be sent to the following:

Deutsche Bank National Trust Company

Global Transaction Banking

Trust & Securities Services

100 Plaza One, 6th Floor - MS 0699

Jersey City , NJ 07311-3901

Telecopy number: 732-578-4635

[Signature Page to Security Agreement First Amendment]

Acknowledged and Consented to by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent on behalf of Required Secured Parties under Section 9.03(a) of the Security Agreement

By:	Richard W. Duker
Title: Managing Director

[Signature Page to Security Agreement First Amendment]

SCHEDULE A

PERMITTED RECEIVABLES SALE AGREEMENTS

Dealer Note Master Trust

1. Purchase Agreement, dated June 8, 1995, by and between NFC and NFSC.

2. Series 2000-VFC Supplement to Pooling and Servicing Agreement, dated as of January 28, 2000, as amended, among NFC, NFSC and the Dealer Note Trust Trustee.

Dealer Note Master Owner Trust

3. Series 2004-1 Indenture Supplement dated as of June 10, 2004 to Indenture dated as of June 10, 2004.

4. Series 2005-1 Indenture Supplement dated as of February 28, 2005 to Indenture dated as of June 10, 2004.

5. Series 2009-1 Indenture Supplement dated as of November 10, 2009 to Indenture dated as of June 10, 2004.

Jupiter Securitization Corporation

6. Receivable Sales Agreement dated as of April 8, 2004, as amended, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee.

TRIP Retail Warehousing Facility

7. Receivables Purchase Agreement, dated as of October 16, 2000, between TRIP and NFC.

8. Series 2005-1 Supplement dated as of June 29, 2005 to Indenture dated as of October 16, 2000 between TRIP and the Bank of New York.

RBC Conduit – Thunder Bay Funding, LLC

9. Receivables Purchase Agreement dated as of April 29, 2005 between NFC and Navistar Financial Retail Receivables Corporation (“NFRRC”).

2005-A Owner Trust

10. The Purchase Agreement, dated as of July 27, 2005, between NFC and NFRRC.

2006-BOA Owner Trust

11. The Purchase Agreement, dated as of February 27, 2006, between NFC and NFRRC.

2006-ARC Owner Trust

12. The Purchase Agreement, dated as of September 1, 2006, between NFC and NFRRC.

2006-RBC Owner Trust

13. The Purchase Agreement, dated as of October 20, 2006, between NFC and NFRRC.

2007-JPM Owner Trust

14. The Purchase Agreement, dated as of February 16, 2007, between NFC and NFRRC.

2007-BNS Owner Trust

15. The Purchase Agreement, dated as of June 22, 2007, between NFC and NFRRC.

2007-C Owner Trust

16. The Purchase Agreement, dated as of November 28, 2007, between NFC and NFRRC.

2008-A Owner Trust

17. The Purchase Agreement, dated as of April 25, 2008, between NFC and NFRRC.

2008-B Owner Trust

18. The Purchase Agreement, dated as of July 28, 2008, between NFC and NFRRC.

2009-A Owner Trust

19. The Purchase Agreement, dated as of April 30, 2009, between NFC and NFRRC.

ITLC Lease Purchase Agreement

20. ITLC Lease Purchase Agreement, dated as of June 30, 2004, between NFC and International Truck Leasing Corp.

TRIP Note Sale Agreement

21. Note Sale Agreement, dated as of the date hereof, between NFC and Navistar Financial Asset Sales Corp.

SCHEDULE B

LIST OF COLLECTION BANKS, LOCK-BOXES,

SUSPENSE ACCOUNTS AND COLLECTION ACCOUNTS

COLLECTION BANK AND ADDRESS	LOCK-BOXES	SUSPENSE ACCOUNTS	COLLECTION ACCOUNTS
Bank of America Corporation 231 S. LaSalle Street Chicago, IL 60697	No. ***54	Harco Leasing Account No. ******1208
	No. ***70	Retail Suspense Account No. ******2116
	No. ***38	Wholesale Suspense No. ******2119
	No. ***92	TRACI Account No. ******4225	Dealer ACH Receipts Acct. No. ******9140

The Northern Trust Company 125 South Wacker Drive Chicago, IL 60675	No. **52	Retail Deposit Account No. ***14	Retail Deposit Account No. ***14
No. **52
No. **54
No. **55

SCHEDULE C

LIST OF PROCEEDS

ACCOUNT BANKS AND PROCEEDS DEPOSIT ACCOUNTS

PROCEEDS ACCOUNT BANK AND ADDRESS	PROCEEDS DEPOSIT ACCOUNT

JPMorgan Chase Bank, N.A.	No. *****70-53
140 E. 45th Street
New York, NY 10017

SCHEDULE D

SUBSIDIARIES AND CAPITALIZATION

Subsidiary		Outstanding share information	Percent Pledged
1.	Navistar Financial Retail Receivables Corporation, a Delaware corporation	1,000 shares of common stock, par value $1.00 per share	100%

2.	Navistar Financial Securities Corporation, a Delaware corporation	1,000 shares of common stock, par value $1.00 per share	100%

3.	Navistar Leasing Services Corporation, a Delaware corporation	13,618 shares of common stock, par value $1.00 per share	100%

4.	Truck Retail Instalment Paper Corp., a Delaware corporation	2,000 shares of common stock, par value $1.00 per share	100%

5.	Navistar Leasing Company, a Delaware statutory trust	N/A	N/A

6.	Truck Engine Receivables Financing Co., a Delaware corporation	1,000 shares of common stock, par value $0.01 per share	100%

7.	Truck Retail Accounts Corporation, a Delaware corporation	1,000 shares of common stock, par value $0.01 per share	100%

8.	International Truck Leasing Corp., a Delaware corporation	1,000 shares of common stock, par value $0.01 per share	100%

9.	Servicios Corporativos NFC, S.A. de C.V., a Mexican corporation	999 shares of Class I stock, par value $50.00 pesos per share; 28,512 shares of Class II stock, par value $50.00 pesos per share	65%

Stock Certificates

Schedule E is hereby incorporated by reference.

SCHEDULE E

INSTRUMENTS

A.	Subsidiary Notes

Please see attached Exhibit E.

B.	Other Instruments

Please see attached Exhibit E.